Exhibit 99.1

Aon and Willis Towers Watson Issue Statement on U.S. Department of Justice Action

DUBLIN, 16 June 2021 – Aon plc (NYSE: AON) and Willis Towers Watson (NASDAQ: WLTW) shared the following statement today in response to the legal action taken by the U.S. Department of Justice:

“We disagree with the U.S. Department of Justice’s action, which reflects a lack of understanding of our business, the clients we serve and the marketplaces in which we operate.

Aon and Willis Towers Watson operate across broad, competitive areas of the economy and our proposed combination will accelerate innovation on behalf of clients, creating more choice in an already dynamic and competitive marketplace. While this proposed combination was not developed with the pandemic in mind, the impact of the pandemic underscores the need to address similar systemic risks including cyber threats, climate change and the growing health and wealth gap which our combined firm will more capably address.

We continue to make material progress with other regulators around the world and remain fully committed to the benefits of our combination.

We are grateful to our respective colleagues for the work they have done to support our respective clients and each other throughout this process, as evidenced by the excellent performance of Aon and Willis Towers Watson since the announcement of the proposed combination.”

About Aon

Aon plc (NYSE: AON) is a leading global professional services firm providing a broad range of risk, retirement and health solutions. Our 50,000 colleagues in 120 countries empower results for clients by using proprietary data and analytics to deliver insights that reduce volatility and improve performance.

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About Willis Towers Watson

Willis Towers Watson is a leading global advisory, broking and solutions company that designs and delivers solutions that manage risk, optimize benefits, cultivate talent and expand the power of capital to protect and strengthen institutions and individuals. Willis Towers Watson has more than 45,000 employees and services clients in more than 140 countries. For more information about Willis Towers Watson, see www.willistowerswatson.com.

Media Contacts

Aon - Nadine Youssef, mediainquiries@aon.com, +1 833 751 8114

Willis Towers Watson - Miles Russell, miles.russell@willistowerswatson.com, +44 (0) 7903262118

Investor Contacts

Aon - Leslie Follmer, investor.relations@aon.com, +1 312 381 3310

Willis Towers Watson - Claudia De La Hoz, Investor_Relations@willistowerswatson.com, +1 215 246 6221

Statements Required by the Irish Takeover Rules

The directors of Aon accept responsibility for the information contained in this document relating to Aon, except for statements made by WTW in respect of Aon. To the best of the knowledge and belief of the directors of Aon (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of WTW accept responsibility for the information contained in this document relating to WTW, except for statements made by Aon in respect of WTW. To the best of the knowledge and belief of the directors of WTW (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily match or be greater or lesser than those for the relevant preceding financial periods for Aon and/or WTW as appropriate. No statement in this announcement constitutes an asset valuation.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013 (the “Irish Takeover Rules”), if, during an “offer period,” any person is, or becomes “interested” (directly or indirectly) in 1 per cent. or more of any class of “relevant securities” of Aon or Willis Towers Watson, all “dealings” in any “relevant securities” of Aon or Willis Towers Watson (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by no later than 3.30pm (EDT) in respect of the relevant securities of Aon and Willis Towers Watson on the business day following the date of the relevant transaction. The requirement will continue until this offer period ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an interest in relevant securities of Aon or Willis Towers Watson, they will be deemed to be a single person for the purposes of Rule 8.3 of the Irish Takeover Rules. Under the provisions of Rule 8.1 of the Irish Takeover Rules, all dealings in relevant securities of Willis Towers Watson by Aon, or relevant securities of Aon by Willis Towers Watson, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (EDT) on the business day following the date of the relevant transaction. Interests in securities arise, in summary, when a person has a long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an interest by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms used in this paragraph should be read in light of the meanings given to those terms in the Irish Takeover Rules. If you are in any doubt as to whether or not you are required to disclose dealings under Rule 8 of the Irish Takeover Rules, consult with the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel by telephone at +353 1 678 9020.

Safe Harbor Statement

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “looking forward,” “potential,” “probably,” “continue,” “intends,” “anticipates,” “believes,” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. These forward-looking statements include information about the legal action taken by the U.S. Department of Justice regarding the pending combination of Aon and WTW (the “Combination”); Aon’s and WTW’s responses to such action; the possible resolution, legal or otherwise, of such action; the expected benefits of the Combination; and expectations related to regulatory approvals of the Combination. All statements other than statements of historical facts that address activities, events or developments that Aon and/or WTW expects or anticipates may occur in the future, including such things as its or their outlook, goals and expectations with respect to the timing, closing and benefits of the Combination, are forward-looking statements.

By their nature, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. The following factors, among others, could cause actual results to differ from those set forth in or anticipated by the forward-looking statements: the impact of pending or potential lawsuits and other claims against Aon and/or WTW; the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which Aon and/or WTW operates, particularly given the global scope of Aon’s and/or WTW’s businesses and the possibility of conflicting regulatory requirements across jurisdictions in which Aon and/or WTW does business; the impact of any investigations brought by regulatory authorities in the U.S., Ireland, the UK and other countries; the possibility that the Combination, or divestitures made in connection with the Combination, will not be consummated in the expected timeframe, or at all; failure to obtain necessary regulatory approvals for the Combination (including any divestitures made in connection with the

Combination) or to comply with the requirements related to such approvals, or to satisfy any of the other conditions to the Combination or divestitures made in connection with the Combination; pending or potential litigation associated with the proposed Combination, including by regulators; adverse effects on the market price of Aon’s and/or WTW’s securities and/or operating results for any reason, including, without limitation, because of a failure to consummate the Combination or the divestitures made in connection with the Combination; the failure to realize the expected benefits of the Combination (including anticipated revenue and growth synergies) in the expected timeframe, or at all; the failure to effectively integrate the combined businesses following the Combination; significant transaction and integration costs or difficulties in connection with the Combination, or divestitures made in connection with the Combination, and or unknown or inestimable liabilities; the potential impact of the consummation of the Combination and divestures made in connection with the Combination on relationships, including with suppliers, customers, employees and regulators; and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak, including COVID-19) that affect the combined company following the consummation of the Combination.

Any or all of Aon’s and WTW’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s or WTW’s performance. The factors identified above are not exhaustive. Aon, WTW and their respective subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date on which they are made. In addition, results for the year ended December 31, 2020 and the quarter ended March 31, 2021, are not necessarily indicative of results that may be expected for any future period, particularly in light of the continuing effects of the COVID-19 pandemic. Further information concerning Aon, WTW and their respective businesses, including factors that potentially could materially affect Aon’s or WTW’s financial results, are contained in Aon’s and WTW’s respective filings with the Securities and Exchange Commission (the “SEC”). See Aon’s and WTW’s respective Annual Reports on Form 10-K for the year ended December 31, 2020 and their respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 for a further discussion of these and other risks and uncertainties applicable to Aon and WTW and their respective businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Neither Aon nor WTW is under, and each expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Aon, WTW and/or any person acting on behalf of any of them are expressly qualified in their entirety by the foregoing paragraphs, and the information contained on any websites referenced in this communication is not incorporated by reference into this communication.

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